                                                                       Exhibit 2

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Essential Therapeutics, Inc.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         Executed this 29/th/ day of April, 2003.

                                        SCHRODER VENTURE MANAGERS LIMITED

                                        By: /s/ Peter Everson /s/ Gary Carr
                                           -------------------------------------
                                        Title: Directors


                                        SCHRODER VENTURES INTERNATIONAL LIFE
                                        SCIENCES FUND II LP1

                                        By: Schroder Venture Managers Inc.,
                                            as General Partner

                                        By: /s/ Peter Everson /s/ Gary Carr
                                           -------------------------------------
                                        Title: Director and Vice President


                                        SCHRODER VENTURES INTERNATIONAL LIFE
                                        SCIENCES FUND II LP2

                                        By: Schroder Venture Managers Inc.,
                                            as General Partner

                                        By: /s/ Peter Everson /s/ Gary Carr
                                           -------------------------------------
                                        Title: Director and Vice President


                                        SCHRODER VENTURES INTERNATIONAL LIFE
                                        SCIENCES FUND II LP3

                                        By: Schroder Venture Managers Inc.,
                                            as General Partner

                                        By: /s/ Peter Everson /s/ Gary Carr
                                           -------------------------------------
                                        Title: Director and Vice President

                                        SCHRODER VENTURES INTERNATIONAL LIFE
                                        SCIENCES FUND II STRATEGIC PARTNERS L.P.

                                        By: Schroder Venture Managers Inc.,
                                            as General Partner

                                        By: /s/ Peter Everson /s/ Gary Carr
                                           -------------------------------------
                                        Title: Director and Vice President


                                        SCHRODER VENTURES INTERNATIONAL LIFE
                                        SCIENCES FUND I GROUP CO-INVESTMENT
                                        SCHEME

                                        By: /s/ Peter Everson /s/ Gary Carr
                                           -------------------------------------
                                        Title: Directors

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                                /s/ Peter Everson
                                ------------------------------------------------
                                Peter Everson, in his capacity as director of Schroder Venture Managers Limited

                                /s/ Deborah Speight
                                ------------------------------------------------
                                Deborah Speight, in her capacity as director of Schroder Venture Managers Limited

                                /s/ Nicola Walker
                                ------------------------------------------------
                                Nicola Walker, in her capacity as director of Schroder Venture Managers Limited

                                /s/ Gary Carr
                                ------------------------------------------------
                                Gary Carr, in his capacity as director of
                                Schroder Venture Managers Limited